UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 2, 2022

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

114 East Main Street Ayer, Massachusetts	01432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AMSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2022 Stock Incentive Plan and Amended and Restated 2007 Director Stock Plan. On August 2, 2022, American Superconductor Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Company’s 2022 Stock Incentive Plan (the “2022 Plan”), and amendments to the Company’s Amended and Restated 2007 Director Stock Plan (the “2007 Director Plan”).

2022 Plan

At the Annual Meeting, the Company’s stockholders approved the 2022 Plan, which:

•	authorizes the issuance of 1,150,000 shares of common stock; and

•

subject to the limitations contained in the 2022 Plan, provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards.

No award may be made under the 2022 Plan after June 21, 2032, the tenth anniversary of the date the Board of Directors of the Company (the “Board”) adopted the 2022 Plan, but awards previously granted may extend beyond that date. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2022 Plan and to interpret the provisions of the 2022 Plan. The Board has delegated authority to the Compensation Committee of the Board (the “Compensation Committee”) to administer the 2022 Plan, including the granting of options to executive officers. In addition, the Board has delegated to a committee of the Board, designated as the Awards Committee, which consists solely of the Company’s President and Chief Executive Officer, Mr. McGahn, the authority to grant awards, subject to the terms and conditions of the 2022 Plan and other limitations set by the Board, to employees (other than executive officers), consultants and advisors.

Subject to any applicable limitations contained in the 2022 Plan, the Board, the Compensation Committee, the Awards Committee or any other committee or executive to whom the Board delegates authority, as the case may be, selects the recipients of awards and determines the terms and conditions of such awards, including, as applicable, the number of shares covered by each award, the exercise price and term of options, and the conditions for repurchase, issue price and repurchase price of restricted stock awards.

The 2022 Plan had been approved by the Board on June 21, 2022, subject to and effective upon stockholder approval.

The foregoing description of the 2022 Plan does not purport to be complete and is qualified in its entirety by reference to the 2022 Plan, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

The forms of agreements for (i) time-based restricted stock awards, (ii) performance-based restricted stock awards, and (iii) stock options, to be granted under the 2022 Plan are filed as Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, to this Current Report on Form 8-K.

2007 Director Plan

At the Annual Meeting, the Company’s stockholders approved the following amendments to the 2007 Director Plan:

•	an increase in the total number of shares of common stock authorized for issuance under the 2007 Director Plan from 280,000 shares to 430,000 shares; and

•	an extension of the term of the 2007 Director Plan to August 2, 2032, the tenth anniversary of the Annual Meeting.

The foregoing amendments to the 2007 Director Plan had been approved by the Board on June 21, 2022, subject to and effective upon stockholder approval.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the 2007 Director Plan, as amended by the amendments, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 2, 2022, the Company held its Annual Meeting. A total of 20,656,663 shares of the Company’s common stock were present electronically or represented by proxy at the meeting, representing approximately 72.4% percent of the Company’s outstanding common stock as of the June 7, 2022 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 23, 2022.

1. The Company’s stockholders elected the following directors to its Board:

DIRECTOR	VOTES FOR	VOTES WITHHELD
Laura A. Dambier	14,396,374	262,227
Arthur H. House	13,283,883	1,374,718
Margaret D. Klein	14,399,307	259,294
Barbara G. Littlefield	13,986,818	671,783
Daniel P. McGahn	13,990,838	667,763
David R. Oliver, Jr.	13,791,821	866,780

There were 5,998,062 broker non-votes for each director.

2. The Company’s stockholders voted to approve the 2022 Plan by a vote of 13,687,642 shares of common stock for, 632,166 shares of common stock against and 338,793 shares of common stock abstaining. There were 5,998,062 broker non-votes on this matter.

3. The Company’s stockholders voted to approve amendments to the 2007 Director Plan to add 150,000 shares to the total number of shares available for issuance under the plan and to extend the term of such plan by a vote of 10,444,306 shares of common stock for, 3,895,845 shares of common stock against and 318,450 shares of common stock abstaining. There were 5,998,062 broker non-votes on this matter.

4. The Company’s stockholders voted to ratify the appointment by the Audit Committee of the Board of RSM US LLP as the Company’s independent registered public accounting firm for the current fiscal year by a vote of 19,785,093 shares of common stock for, 60,589 shares of common stock against and 810,981 shares of common stock abstaining.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	2022 Stock Incentive Plan.

10.2	Form of Time-Based Restricted Stock Agreement Under 2022 Stock Incentive Plan.

10.3	Form of Performance-Based Restricted Stock Agreement Under 2022 Stock Incentive Plan.

10.4	Form of Option Agreement Under 2022 Stock Incentive Plan.

10.5	Amended and Restated 2007 Director Stock Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: August 5, 2022	By:	/S/ JOHN W. KOSIBA, JR.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer